United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended February 28, 2014

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$17,716,894
Realized Trading Gain (Loss) on Foreign Currency Transactions	(3)
Unrealized Gain (Loss) on Market Value of Futures	1,545,818
Unrealized Gain (Loss) on Foreign Currency Translations	(11)
Interest Income	22,888
ETF Transaction Fees	700
Total Income (Loss)	$19,286,286

Expenses
Management Fees	$390,313
Brokerage Commissions	37,970
Tax Reporting Fees	24,780
Legal Fees	9,124
Audit Fees	8,484
Non-interested Directors' Fees and Expenses	6,316
Prepaid Insurance Expense	3,419
Total Expenses	$480,406
Net Income (Loss)	$18,805,880

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 2/1/14	$523,587,187
Additions (100,000 Shares)	5,808,891
Net Income (Loss)	18,805,880

Net Asset Value End of Month	$548,201,958
Net Asset Value Per Share (9,450,000 Shares)	$58.01

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended February 28, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended February 28, 2014

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(2,950)
Unrealized Gain (Loss) on Market Value of Futures	4,087
Interest Income	95
Total Income (Loss)	$1,232

Expenses
Management Fees	$1,088
Brokerage Commissions	152
Non-interested Directors' Fees and Expenses	26
Prepaid Insurance Expense	16
Other Expenses	4,704
Total Expenses	5,986
Expense Waiver	(4,453)
Net Expenses	$1,533
Net Income (Loss)	$(301)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 2/1/14	$2,156,074
Net Income (Loss)	(301)

Net Asset Value End of Month	$2,155,773
Net Asset Value Per Share (100,000 Shares)	$21.56

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended February 28, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended February 28, 2014

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$19,246
Realized Trading Gain (Loss) on Foreign Currency Transactions	(3)
Unrealized Gain (Loss) on Market Value of Futures	185,210
Unrealized Gain (Loss) on Foreign Currency Translations	(3)
Interest Income	96
Total Income (Loss)	$204,546

Expenses
Management Fees	$1,467
Brokerage Commissions	78
Non-interested Directors' Fees and Expenses	28
Prepaid Insurance Expense	16
Other Expenses	1,680
Total Expenses	3,269
Expense Waiver	(1,404)
Net Expenses	$1,865
Net Income (Loss)	$202,681

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 2/1/14	$2,306,378
Net Income (Loss)	202,681

Net Asset Value End of Month	$2,509,059
Net Asset Value Per Share (100,000 Shares)	$25.09

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended February 28, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Metals Index Fund

Monthly Account Statement

For the Month Ended February 28, 2014

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$50,207
Unrealized Gain (Loss) on Market Value of Futures	48,692
Interest Income	85
Total Income (Loss)	$98,984

Expenses
Management Fees	$1,186
Brokerage Commissions	62
Non-interested Directors' Fees and Expenses	26
Prepaid Insurance Expense	17
Other Expenses	1,680
Total Expenses	2,971
Expense Waiver	(1,425)
Net Expenses	$1,546
Net Income (Loss)	$97,438

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 2/1/14	$2,142,061
Net Income (Loss)	97,438

Net Asset Value End of Month	$2,239,499
Net Asset Value Per Share (100,000 Shares)	$22.39

To the Shareholders of United States Metals Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended February 28, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Metals Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended February 28, 2014

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$17,783,397
Realized Trading Gain (Loss) on Foreign Currency Transactions	(6)
Unrealized Gain (Loss) on Market Value of Futures	1,783,807
Unrealized Gain (Loss) on Foreign Currency Translations	(14)
Interest Income	23,164
ETF Transaction Fees	700
Total Income (Loss)	$19,591,048

Expenses
Management Fees	$394,054
Brokerage Commissions	38,262
Tax Reporting Fees	24,780
Legal Fees	9,124
Audit Fees	8,484
Non-interested Directors' Fees and Expenses	6,396
Prepaid Insurance Expense	3,468
Other Expenses	8,064
Total Expenses	$492,632
Expense Waiver	(7,282)
Net Expenses	$485,350
Net Income (Loss)	$19,105,698

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 2/1/14	$530,191,700
Additions (100,000 Shares)	5,808,891
Net Income (Loss)	19,105,698

Net Asset Value End of Month	$555,106,289

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended February 28, 2014 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612